UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/jhesglcc 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 855-457-4813 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box on the reverse side of the card. 3. Sign, date, and return the card in the envelope provided.

JOHN HANCOCK ESG LARGE CAP CORE FUND

INSURANCE COMPANY NAME PRINTS HERE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK INVESTMENT TRUST

The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the above-referenced Fund (the “Fund”), a series of the above-referenced Trust (the “Trust”), hereby appoints and authorizes the above-referenced company (the “Company”), to vote and act with respect to all shares of the Fund, which are attributable to the undersigned’s participation in the Contract, at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on December 10, 2025 at 2:00 p.m., Eastern time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement and Prospectus dated September 18, 2025, is hereby acknowledged.

THE COMPANY WILL VOTE THE SHARES REPRESENTED BY THIS CARD IN ACCORDANCE WITH THE CHOICES MADE ON THIS CARD. IF THIS CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS CARD WILL BE VOTED “FOR” THE PROPOSAL. IF YOU FAIL TO RETURN THIS CARD, THE COMPANY WILL VOTE THE SHARES ATTRIBUTABLE TO THE ACCOUNT VALUE IN THE SAME PROPORTION AS VOTES CAST BY CONTRACT OWNERS IN THE SAME SEPARATE ACCOUNT, WHEN APPLICABLE.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: please sign exactly as your name(s) appear(s) on this card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity in another representation capacity, please give the full title under the signature.

100371-JHESGLCC - VIC

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on

December 10, 2025.

The Proxy Statement for this meeting is available at https://www.jhinvestments.com/resources/all-

resources/fund-documents/proxy-documents/john-hancock-esg-large-cap-core-fund-proxy-statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

¯ Please detach at perforation before mailing. ¯

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust (the “Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund’s liabilities.	☐	☐	☐

100371-JHESGLCC - VIC

Inbound Line Messaging

Inbound – Closed Recording

Thank you for calling the John Hancock ESG Large Cap Core Fund proxy voting line. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

Inbound – Call in Queue Message

Thank you for calling the John Hancock ESG Large Cap Core Fund proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

End of Campaign Message

Thank you for calling the John Hancock ESG Large Cap Core Fund proxy voting line. The Special Meeting of Shareholders scheduled for December 10, 2025, has concluded. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your investment in the John Hancock ESG Large Cap Core Fund, please contact your Financial Advisor or call the Fund directly at 800-225-5291. Thank you.

Outbound Voicemail Script

Hello.

I am calling on behalf of your current investment in the John Hancock ESG Large Cap Core Fund.

A Special Meeting of Shareholders of the fund is scheduled to take place on December 10, 2025. All Shareholders are being asked to consider and vote on an important matter affecting the fund. As of today, your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 844-819-8326 Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day

Outbound Call Script

Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the John Hancock ESG Large Cap Core Fund. Materials were sent to you for the upcoming Special Meeting of Shareholders scheduled for December 10, 2025. We have not yet received your vote. The Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation? (Pause for response)

If YES:

If we identify any additional accounts before the meeting, would you like to vote them the same way as today?

(Proceed to confirming the vote)

If NO or the shareholder hasn’t received the info:

The proposal is to approve an Agreement and Plan of Reorganization between your fund, John Hancock ESG Large Cap Core Fund and John Hancock Fundamental Large Cap Core Fund. Under the Agreement, your Fund will transfer all of its assets to John Hancock Fundamental Large Cap Core Fund in exchange for shares of John Hancock Fundamental Large Cap Core Fund. Those shares will be distributed proportionately to you and the other shareholders of your Fund. The Reorganization is intended to consolidate your Fund with a similar fund managed by John Hancock Investment Management and subadvised by Manulife Investment Management (US). The Reorganization is expected to allow your fund to pursue the same investment objective — to seek long-term capital appreciation — in a fund with similar principal investment strategies.

The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the shareholder still chooses not to vote:

I understand. Thank you and have a good day.

If the shareholder is unavailable:

We can be reached toll-free at 844-819-8326 Monday to Friday, 10:00 AM to 11:00 PM Eastern. Thank you and have a good day.

Confirming the vote:

I am recording your vote (recap voting instructions).

For confirmation, please state your full name. (Pause)

According to our records, you reside in (city, state, zip). (Pause)

To confirm your address for the letter, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

-o proxyvotenow .co m/pvn/defdcpmf2/controll.jsp?app=jhe&urlctrlnum= null D ® :fi,/tmc=-( John Hancock ESG Large Cap Core Fund Important Dates Welcome to the Proxy Voting System for Record Date: John Hancock ESG Large Cap Core Fund 09/1112025 0 M P.f!tino natP.: Your electronic proxy vote has the sa me validity as a property exec uted proxy c ard returned by mail 1211012025 0 To access the voting syste m , ente r the 14-digit Control N umber provtded on yo ur proxy card or em ail notificalion, and Voting Starts: click CONTINUE 0912612025 Voting Ends: Enter the- Control Number found on your proxy c3rd: 12/1012025 Accessing this s ite from a mobile device? Click here for a mobile~friendly version. @ 2005-202~ All Rights Reserved. Terms and Condit>Ofls I Pnva~Not>oe !.; proxyvotenow.com/pvn/defdcpmf2/controii.JSp?app=Jhe D J’’”;//,”’”‘4. John Hancock ESG Large Cap Core Fund Important Dates Select a Voting Option Record Date: 09/11/2025 0 Meeting Date: JOHN HANCOCK ESG LARGE CAP CORE FUND 1211012025 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2025 0 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK INVESTMENT TRU ST The understQned, revokino prevtous proxies, hereby appoent(s) Kristie M. Feinbero. Saran M. Coutu, Thomas Dee, Voting Starts: Khimmara Greer, Kflga Kapusdnski, Nicholas Kololdlhas, Mara C.S. Molc;tw;n, Harsha Pulluru, Fernando Sitva, 0912612025 Salvatore sm.avone, Jay Aronowitz, Betsy Anne 5eel and Christopher Sechler, with ful power or sl.bslitution In Voting Ends: eactl, to vote althe shares of benefiCial interest of John HancOCk ESG Large cap Core Fund (the “Fund”), a senes 1211012025 of John Hancock Investment Trust, which the undersi~ned is (are) entitle<! to vote at the Special Meetin~ of Shareholders 0( the Fund (the “MuM~”) to be tletd at 200 Berketey street, Boston, Massachusetts 02116 on December 10, 2025 at 2:00 p.m., Eastern bme, and at any adjoummenl(s) of the Meetilg. All powers may be exercised by a majOfly of al PfOxy holders or substitules voting or actng, or. if only one votes and acts, then by that one. Receipt 0( the Proxy Statement and Prospeccus dated September 18, 2025, Is hereby ad<nowtedQed. Ifnot revoked, this pmxy shall be voted for Ule proposal included in the Proxy Statement and Prospectus. P lease choose from one of the following two voting options. Vote as the Board of TrustH s recommends Roviow Proposal(s) btforo voting e 200:5-2025AI Rights R• s!HWd. Tt!!MtndC9ft!l~!l!‘lll~

-o proxyvote now.com/ pvn/defdcpmf2/prop.jsp?mv=6194448973975565128&Vote Type= 1 D ® ;Jt,Jknr~ John Hancock ESG Large Cap Core Fund Important Dates Previous Vote On File: Record Date: 09/1112025 Your Election Summary None (D Vote by 1211012025. You may change Meeting Date: your vote any time until this 11eal11ine 12/1012025 Your control number: 10371999990019 (D Proposal 1: FOR Voting Starts: 0912612025 Voting Ends: 12/10/2025 To submit your proxy, you must click on the Submit button below. I Submit Election I I Modify Election I ® 200~2025 All Rights Rese.rved Terms and Concfr.ioos I ~:,- Notice [EXTERNAL] Your Proxy Vote for the John Hancock ESG Large Cap Core Fund Special Meeting (12/10/2025) [ ‘ @ -· ,1 — ~ -R- ,p- ly—r~-(~—R,- ply_A_ II -~r—7— Foow -.- ,d’l 0 verification@proxyvotenow.com To IE JHSS Product Support Fn 9/ t9/20211c4l PM • Rtttnhon Polley Default 2 Year Delete (2 years} Expirts 9/19/2027 CAUTION This email is from an external sender, be cautious with links and attachments. Your Control Number: 10371999990019 You elected to submit your proxy and vote your shares as t he Board ofJohn Hancock Investment Trust recommends on t he Proposal. Thank you for voting t hrough proxyvotenow.com. INTERNAL

-o proxyvotenow.com/pvn/defdcpmf2/ pro p.jsp?mv=3762406586788064576&VoteType =2 0 ® ~i,fftmrcr_( John Hancock ESG Large Cap Core Fund Previous Vote On File: Important Dates Please Make Your Proxy Voting None Record Date: Selection(s) Below 09/1112025 Vote by 12/1012025. You may change CD your vote at any time unlithis deadline. Your control number: 10371999990026 Meeting Date: ltem(s) not marked with a voting response will be voted 12/1012025 as the Board of John Hancock Investment Trust recommends. CD Voting Starts: 0912612025 Voting Ends: 12/1012025 Proposal 1 BOARD RECOMMENDATION: FOR To approve an Agreement and Plan ofReorganization between the FOR AGAINST ABSTAIN Fund and John Hancock Fundamental large Cap Core Fund, a series of John Hancock Investment Trust (the ‘‘Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund’s liabilities. ® 200~2025AU R ights R eserved Te~“mS and Condotioos l Pnvac~ o- proxyvotenow.com/ pvn/defdcpmf2/ propver jsp 0 ® ~,{,,J£mcr_( John Hancock ESG Large Cap Core Fund Important Dates Record Date: Review Voting Summary and Submit Your Vote 09/1112025 CD Meeting Date: Please review your selections below. To register your vote, click the Submtt Vote button at the bottom. 12/10/2025 Your vote will not be filed until you have clicked this button. CD Voting Starts: 0912612025 Proposal1 Voting Ends: 12/1012025 To approve an Agreement and Plan of Reorganization between the Fund and John Hancock FOR Fundamental l arge Cap Co:re Fund, a series of John Hancock Investment Trust (the “Acquiring Fund” ). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of theAcquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all ofthe Fund’s liabilities. I Submit Vote I I Modify Vote I ® 2()05.2025 AJI Rights ReS4!1Ved. Termsa~dCond~1ons l Pri~

[EXTERNAL] Your Proxy Vote for the John Hancock ESG Large Cap Core Fund Special Meeting (12/10/2025)

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To: JHSS Product Support

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Fri 9/19/2025 12:46 PM

Retention Policy: Default 2 Year Delete (2 years) Expires: 9/19/2027

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10371999990026

Proposal 1:

To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust (the "Acquiring Fund"). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund's liabilities. --- FOR

Thank you for voting through proxyvotenow.com.

proxyvotenow.com/pvn/defdcpmf2/propver.jsp

John Hancock ESG Large Cap Core Fund

Important Dates

Record Date:
09/11/2025

Meeting Date:
12/10/2025

Voting Starts:
09/26/2025

Voting Ends:
12/10/2025

Log off

Review Voting Summary and Submit Your Vote

Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filed until you have clicked this button.

Proposal 1	
To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust (the "Acquiring Fund"). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund's liabilities.	AGAINST

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[EXTERNAL] Your Proxy Vote for the John Hancock ESG Large Cap Core Fund Special Meeting (12/10/2025)

verification@proxyvotenow.com
To: JHSS Product Support

Reply | Reply All | Forward | ...

Fri 9/19/2025 12:56 PM

Retention Policy: Default 2 Year Delete (2 years) Expires: 9/19/2027

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10371999990005

Proposal 1:

To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust (the "Acquiring Fund"). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund's liabilities. --- AGAINST

Thank you for voting through proxyvotenow.com.

-o proxyvotenow.com/ pvn/defdcpmf2/ propver.jsp D ® Jct,,fimwc-( John Hancock ESG Large Cap Core Fund Important Dates Record Date: Review Voting Summary and Submit Your Vote 09/1112025 0 Meeting Date: Please review your selections below. To register your vote, click the Submit Vote button at the bottom. 12110/2025 Your vote will not be filed until you have clicked this button. 0 Voting Starts: 0912612025 Proposal1 Voting Ends: 12110/2025 To approve an Agreement and Plan ofReorganization between the Fund and John Hancock ABSTAIN Fundamental Large Cap Core Fund, a series of John Hancock Investment Trust {the -A cquiring Fund-). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and other shareholders ofthe Fund. The Acquiring Fund would also assume all of the Fund’s liabilities. I Submit Vote I I Modify Vole I ®2005-2025 AJI RightsReserved. Termsand CCincl’t’ons t Pri~ [EXTERNAL] Your Proxy Vote for the John Hancock ESG Large Cap Core Fund Special Meeting (12/ 10/ 2025) [ @ I f) Reply I <~ Reply All I -7 Forward I0 verification@proxyvotenow.com • To I!JJHSS Product Support Fri 9!19/202~ 1:02PM Rettnt1on Policy Odautt 2 Y~ar Delete (2 y~ars) f.xplrtS 9/19/2027 CAUTION This email is from an external sender, be cautious with links and attachments. Your COntrol Number: 10371999990019 Proposal1: To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Fundamental Large cap Core Fund, a series ofJohn Hanoock Investment Trust (the “Acquiring Fund”). Under this agreement~ the Fund would transfer all ofits assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described In the accompanying proxy statement and prospectus, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume all of the Fund’s liabilities.—ABSTAIN Thank you for voting t hrough proxyvotenow.com.

JOHN HANCOCK ESG LARGE CAP CORE FUND

Dear Shareholder:

A Special Meeting of Shareholders of the John Hancock ESG Large Cap Core Fund (the “Fund”) is scheduled to be held on December 10, 2025. As a shareholder of record in the Fund, we ask you to vote as soon as possible.

You are being asked to approve an Agreement and Plan of Reorganization between the Fund and the John Hancock Fundamental Large Cap Core Fund (the “Acquiring Fund”). This agreement is intended to consolidate your Fund with a similar fund managed by John Hancock Investment Management and subadvised by Manulife Investment Management (US). The reorganization is expected to allow your Fund to pursue the same investment objective.

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE “FOR” THE PROPOSAL

Your vote is very important. Please vote in any of the following convenient ways.

Vote by Phone

Speak with a proxy voting specialist today by calling 1-844-819-8326.

Hours of Operation: Monday-Friday: 10 a.m. to 11 p.m. ET.

You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor toll-free at 1-844-819-8326. Please note, a representative may call you in the next few days or weeks to assist you in voting your proxy.

Thank you in advance for your support.

To receive a free copy of the Proxy Statement, please call the proxy solicitor toll free at 1-888-898-3236 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-esg-large-cap-core-fund-proxy-statement.

The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

JHESGLCC REM

PO Box 211230, Eagan, MN 55121-9984

IMMEDIATE ACTION NEEDED BELOW

JOHN HANCOCK ESG LARGE CAP CORE FUND

Dear Shareholder:

We are writing to ask you to call us in connection with your investment in the John Hancock ESG Large Cap Core Fund, specifically the fund’s Special Meeting of Shareholders to be held on December 10, 2025.

Please call 1-844-819-8327

Please call our proxy solicitor, Sodali & Co. Fund Solutions, at your earliest convenience. Hours of Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET

•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Please have your reference number(s) below ready, and a representative will assist you.

REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the proxy solicitor toll free at 1-844-819-8327 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-esg-large-cap-core-fund-proxy-statement . The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

JHESGLCC IA